EXHIBIT 99.1

RALPH LAUREN PRESENTS ITS UPDATED STRATEGIC GROWTH PLAN, “NEXT GREAT CHAPTER: DRIVE” AND LONG-TERM FINANCIAL OUTLOOK

•	Ralph Lauren To Present its Strategic Growth Plan, Next Great Chapter: Drive, To Deliver Sustainable Long-Term Growth and Value Creation at Investor Day in New York City
•	Three-Year Financial Outlook Includes Revenue Increasing at a Compounded Annual Growth Rate of Mid-Single Digits and Operating Profit Growth Exceeding Top-Line Growth by Fiscal 2028 in Constant Currency
•	Company Plans to Continue Returning At Least $2 Billion in Excess Free Cash Flow to Shareholders on a Cumulative Basis Through Fiscal 2028 Through Dividends and Share Repurchases
•	Ralph Lauren Leaders to Ring Opening Bell® of the New York Stock Exchange

NEW YORK -- (BUSINESS WIRE) – September 16, 2025 -- Ralph Lauren Corporation (NYSE:RL), a global leader in the design, marketing, and distribution of luxury lifestyle products, will host a meeting for investors and analysts today to present its Next Great Chapter: Drive strategic growth plan to deliver sustainable long-term  growth and value creation, and to discuss the Company’s long-term financial outlook.

“For nearly 60 years, we have stayed true to our vision of timeless style, authenticity, optimism and a life well-lived,” said Ralph Lauren, Executive Chairman and Chief Creative Officer. “As our teams carry this vision into the future, I am so proud of how they are working together with passion and commitment to who we are as we inspire more and more people all over the world to step into their dreams.”

“Since our last investor day in 2022, we delivered on our long-term targets while strengthening our business and fundamentally elevating our brand. We have established multiple, diversified engines of growth that continue to gain momentum, rooted in the timeless values and authentic style that make Ralph Lauren unique,” said Patrice Louvet, President and Chief Executive Officer. “Our Next Great Chapter: Drive plan is grounded in this meaningful progress — building on our brand’s distinctive positioning and desirability; the enduring power of our products across lifestyle categories; and our expanding presence in key cities around the world.”

Mr. Louvet continued, “Our execution is anchored in the strength of our teams, balance sheet and operational capabilities and underpinned by a culture of excellence and agility. We plan to drive our momentum forward, reinforcing our leadership as an inclusive luxury lifestyle brand to unlock sustainable, long-term growth and value creation.”

As part of its strategic plan, the Company intends to continue executing on its three strategic growth drivers:

•	Elevate and energize our lifestyle brand – expand and elevate our lifestyle brand positioning globally to deliver high quality, new consumer acquisition and retention to increase Customer Lifetime Value;

•	Drive the core and expand for more – continue driving our stable of iconic core products along with accelerated growth in our high-potential, under-penetrated categories focused on consumers’ evolving lifestyles; and

•	Win in key cities with our consumer ecosystem – scale our digitally-led, cohesive ecosystem strategy across our top 30 cities around the world and begin developing our next 20 top cities to sustain long-term growth.

These strategic growth drivers are underpinned and enabled by the Company’s core capabilities, which have been strengthened and enhanced in the last three years. These key enablers include: our engaged and empowered teams; industry-leading, agile operations; advanced technology, artificial intelligence and analytics; resilient partners, communities and materials; and a powerful balance sheet.

In addition, Ralph Lauren executives will ring The Opening Bell® of the New York Stock Exchange today prior to the investor presentations.

Long-Term Financial Outlook

The Company is reiterating its Fiscal 2026 guidance that was recently provided on its earnings call on August 7th, 2025 and introducing its three-year financial outlook.

Over the next three years, from a base of Fiscal 2025 through Fiscal 2028, the Company expects revenue to increase at a compound annual growth rate of mid-single digits in constant currency. Operating margin is expected to expand approximately 100 to 150 basis points by Fiscal 2028 in constant currency, driven by a combination of gross margin expansion and operating expense leverage balanced with continued investments in the Company’s long-term strategic priorities.

In addition, capital expenditures are expected to represent approximately 4% to 5% of revenue annually through Fiscal 2028.

The Company expects to continue returning excess free cash flow to shareholders over the next three years, with plans to return at least  $2 billion on a cumulative basis through Fiscal 2028 through its regular quarterly cash dividends and share repurchases, subject to the authorization of its Board of Directors and overall business and market conditions.

The Company’s Board of Directors increased the regular quarterly cash dividend on the Company's Common Stock by approximately 10% to $0.9125  per share at the beginning of Fiscal 2026, representing an annual dividend of $3.65 per share.

The Company’s current share repurchase authorization enables it to repurchase up to $1.6 billion in shares of Class A Common Stock, subject to overall business and market conditions.

The Company's outlook is based on its best assessment of the current geopolitical and macroeconomic environment, including inflationary pressures, tariffs and other consumer spending-related headwinds, global supply chain disruptions and foreign currency volatility, among other factors. The Fiscal 2026 and long-range outlook exclude any potential restructuring-related and other net charges that may be incurred in future periods, as described in the "Non-U.S. GAAP Financial Measures" section of this press release.

Investor Day Webcast

The investor meeting will be streamed live and can be accessed on the Company’s Investor Relations website at https://investor.ralphlauren.com beginning at 10:30 A.M. Eastern on Tuesday, September 16, 2025.  A replay of the event and presentation materials will be available on the website following the event.

ABOUT RALPH LAUREN

Ralph Lauren Corporation (NYSE:RL) is a global leader in the design, marketing and distribution of luxury lifestyle products in five categories: apparel, footwear & accessories, home, fragrances, and hospitality. For nearly 60 years, Ralph Lauren has sought to inspire the dream of a better life through authenticity and timeless style. Its reputation and distinctive image have been developed across a wide range of products, brands, distribution channels and international markets. The Company's brand names — which include Ralph Lauren, Ralph Lauren Collection, Ralph Lauren Purple Label, Double RL, Polo Ralph Lauren, Lauren Ralph Lauren, Polo Ralph Lauren Children and Chaps, among others — constitute one of the world's most widely recognized families of consumer brands. For more information, visit https://investor.ralphlauren.com.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release, and oral statements (including, without limitation, as part of the Investor Day presentation) made from time to time by representatives of the Company, may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding our current expectations about the Company’s future operating results and financial condition, the implementation and results of our strategic plans and initiatives, store openings and closings, capital expenses, our plans regarding our quarterly cash dividend and Class A common stock repurchase programs and our ability to meet citizenship and sustainability goals. Forward-looking statements are based on current expectations and are indicated by words or phrases such as “aim,” “anticipate,” “outlook,” “estimate,” “ensure,” “commit,” “expect,” “project,” “believe,” “envision,” “goal,” “target,” “can,” “will,” and similar words or phrases. These forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance, or achievements to be materially different from the future results, performance, or achievements expressed in or implied by such forward-looking statements. The factors that could cause actual results to materially differ include, among others: our ability to successfully implement our Next Great Chapter: Drive strategic growth plan and other strategic initiatives; the loss of key personnel, including Mr. Ralph Lauren, or other changes in our executive and senior management team or to our operating structure, including any potential changes resulting from the execution of our long-term growth strategy, and our ability to effectively transfer knowledge and maintain adequate controls and procedures during periods of transition; the impact to our business resulting from the potential imposition of additional tariffs, duties, or taxes, changes to existing trade agreements, and other charges or barriers to trade, including those recently announced by the U.S. and any responding retaliatory actions implemented by impacted countries, and any related impact to global stock markets, foreign currency exchange rates, and existing inflationary pressures, as well as our ability to implement mitigating sourcing strategies; the potential impact to our business resulting from inflationary pressures, including increases in the costs of raw materials, transportation, wages, healthcare, and other benefit-related costs; the impact of economic, political, and other conditions on us, our customers, suppliers, vendors, and lenders, including potential business disruptions related to ongoing military conflicts taking place in various parts of the world, most notably the Russia-Ukraine and Israel-Hamas wars, other recent hostilities in the Middle East, including between Israel and Iran, and militant attacks on cargo vessels in the Red Sea, civil and political unrest, diplomatic tensions between the U.S. and other countries and any resulting anti-American sentiment, high interest rates, and bank failures, among other factors described herein; the impact to our business resulting from a recession or changes in consumers’ ability, willingness, or preferences to purchase discretionary items and luxury retail products, which tends to decline during recessionary periods, and our ability to accurately forecast consumer demand, the failure of which could result in either a build-up or shortage of inventory; the potential impact to our business resulting from supply chain disruptions, including those caused by capacity constraints, closed factories and/or labor shortages (stemming from pandemic diseases, labor disputes, strikes, or otherwise), man-made or natural disasters, scarcity of raw materials, port congestion, and scrutiny or detention of goods produced in certain territories resulting from laws, regulations, or trade restrictions, such as those imposed by the Uyghur Forced Labor Prevention Act (“UFLPA”) or the Countering America’s Adversaries Through Sanctions Act (“CAATSA”), which could result in shipment approval delays leading to inventory shortages and lost sales, as well as potential shipping delays, inventory shortages, and/or higher freight costs resulting from port strikes, the recent Red Sea crisis, and/or disruptions to major waterways such as the Suez and Panama canals; changes in our tax obligations and effective tax rate due to a variety of factors, including potential changes in U.S. or foreign tax laws and regulations, accounting rules, or the mix and level of earnings by jurisdiction in future periods that are not currently known or anticipated; our ability to effectively manage inventory levels and the increasing pressure on our margins in a highly promotional retail environment; our exposure to currency exchange rate fluctuations from both a transactional and translational perspective; our efforts to successfully enhance, upgrade, and/or transition our global information technology systems and digital commerce platforms; our ability and the ability of our third-party service providers to secure our respective facilities and systems from, among other things, cybersecurity breaches, acts of vandalism, computer viruses, ransomware, or similar Internet or email events; our ability to recruit and retain qualified employees to operate our retail stores, distribution centers, and various corporate functions; our ability to successfully implement our long-term growth strategy; our ability to continue to expand and grow our business internationally and the impact of related changes in our customer, channel, and geographic sales mix as a result, as well as our ability to accelerate growth in certain product categories; our ability to open new retail stores and concession shops, as well as enhance and expand our digital footprint and capabilities, all in an effort to expand our direct-to-consumer presence; our ability to respond to constantly changing fashion and retail trends and consumer demands in a timely manner, develop products that resonate with our existing customers and attract new customers, and execute marketing and advertising programs that appeal to consumers; our ability to competitively price our products and create an acceptable value proposition for consumers; our ability to continue to maintain our brand image and reputation and protect our trademarks; our ability to achieve our goals regarding citizenship and sustainability practices, including those related to climate change, our human capital, and our supply chain, or if our stakeholders disagree with such goals; the potential impact to our business if any of our distribution centers were to become inoperable or inaccessible; the potential impact to our business resulting from pandemic diseases such as COVID-19, including periods of reduced operating hours and capacity limits and/or temporary closure of our stores, distribution centers, and corporate facilities, as well as those of our customers, suppliers, and vendors, and potential changes to consumer behavior, spending levels, and/or shopping preferences, such as willingness to congregate in shopping centers or other populated locations; the potential impact on our operations and on our suppliers and customers resulting from man-made or natural disasters, including pandemic diseases, severe weather, geological events, and other catastrophic events, such as terrorist attacks, military conflicts, and other hostilities; our ability to achieve anticipated operating enhancements and cost reductions from our restructuring plans, as well as the impact to our business resulting from restructuring-related charges, which may be dilutive to our earnings in the short term; the impact to our business resulting from potential costs and obligations related to the early or temporary closure of our stores or termination of our long-term, non-cancellable leases; our ability to maintain adequate levels of liquidity to provide for our cash needs, including our debt obligations, tax obligations, capital expenditures, and potential payment of dividends and repurchases of our Class A common stock, as well as the ability of our customers, suppliers, vendors, and lenders to access sources of liquidity to provide for their own cash needs; the potential impact to our business resulting from the financial difficulties of certain of our large wholesale customers, which may result in consolidations, liquidations, restructurings, and other ownership changes in the retail industry, as well as other changes in the competitive marketplace, including the introduction of new products or pricing changes by our competitors; our ability to access capital markets and maintain compliance with covenants associated with our existing debt instruments; a variety of legal, regulatory, tax, political, and economic risks, including risks related to the importation, exportation, and traceability and transparency of products which our operations are currently subject to, or may become subject to as a result of potential changes in legislation, and other risks associated with our international operations, such as compliance with the Foreign Corrupt Practices Act or violations of other anti-bribery and corruption laws prohibiting improper payments, and the burdens of complying with a variety of foreign laws and regulations, including tax laws, trade and labor restrictions, and related laws that may reduce the flexibility of our business; the potential impact to the trading prices of our securities if our operating results, Class A common stock share repurchase activity, and/or cash dividend payments differ from investors’ expectations; our ability to maintain our credit profile and ratings within the financial community; our intention to introduce new products or brands, or enter into or renew alliances; changes in the business of, and our relationships with, major wholesale customers and licensing partners; our ability to make strategic acquisitions and successfully integrate the acquired businesses into our existing operations; and other risk factors identified in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”). The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

NON-U.S. GAAP FINANCIAL MEASURES

Because Ralph Lauren Corporation is a global company, the comparability of its operating results reported in U.S. Dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. Dollar. Such fluctuations can have a significant effect on the Company’s reported results. As such, in addition to financial measures prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), the Company’s discussions often contain references to constant currency measures, which are calculated by translating current-year and prior-year reported amounts into comparable amounts using a single foreign exchange rate for each currency. The Company presents constant currency financial information, which is a non-U.S. GAAP financial measure, as a supplement to its reported operating results. The Company uses constant currency information to provide a framework for assessing how its businesses performed excluding the effects of foreign currency exchange rate fluctuations. Management believes this information is useful to investors for facilitating comparisons of operating results and better identifying trends in the Company’s businesses. The constant currency performance measures should be viewed in addition to, and not in lieu of or superior to, the Company’s operating performance measures calculated in accordance with U.S. GAAP.

This press release also includes certain other non-U.S. GAAP financial measures relating to the impact of charges and other items as described herein. The Company uses non-U.S. GAAP financial measures, among other things, to evaluate its operating performance and to better represent the manner in which it conducts and views its business. The Company believes that excluding items that are not comparable from period to period helps investors and others compare operating performance between two periods. While the Company considers non-U.S. GAAP measures useful in analyzing its results, they are not intended to replace, nor act as a substitute for, any presentation included in the consolidated financial statements prepared in conformity with U.S. GAAP, and may be different from non-U.S. GAAP measures reported by other companies.

Please see the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC for more information about the Company’s use of non-GAAP financial measures, including reconciliations of such non-GAAP financial measures to U.S. GAAP.

Additionally, the Company’s long-term financial outlook excludes certain anticipated restructuring-related and other charges. The Company is not able to provide a full reconciliation of these non-GAAP financial measures to GAAP because certain material items that impact these measures, such as the timing and exact amount of charges related to its restructuring plans, have not yet occurred or are out of the Company’s control. Accordingly, a reconciliation of the Company’s non-GAAP based financial measure guidance to the most directly comparable GAAP measures is not available without unreasonable effort.

SOURCE: Ralph Lauren Corporation

Investor Relations:

Corinna Van der Ghinst

ir@ralphlauren.com

Or

Corporate Communications

rl-press@ralphlauren.com